Morgan Stanley Financial Services Trust
                     Item 77(o) 10f-3 Transactions
                    January 1, 2003 - June 30, 2003


Security  Date of   Price    Shares    %of     Total          Purcha  Broker
          Purchase  Of       Purchase  Assets  Issued         sed
                    Shares   d                                By
                                                              Fund

Hartford  05/19/03  $50.00   150,000   2.287%  $600,000,000   1.250%  Goldma
Financial                                                             n,
Services                                                              Sachs
                                                                      & Co.;
                                                                      UBS
                                                                      Warbur
                                                                      g;
                                                                      Banc
                                                                      of
                                                                      Americ
                                                                      a
                                                                      Securi
                                                                      ties
                                                                      LLC;
                                                                      Citigr
                                                                      oup;
                                                                      A.G.
                                                                      Edward
                                                                      s &
                                                                      Sons;
                                                                      JPMorg
                                                                      an;
                                                                      Edward
                                                                      D.
                                                                      Jones
                                                                      & Co.,
                                                                      L.P.;
                                                                      Merril
                                                                      l
                                                                      Lynch
                                                                      & Co.;
                                                                      Suntru
                                                                      st
                                                                      Robins
                                                                      on
                                                                      Humphr
                                                                      ey;
                                                                      Wachov
                                                                      ia
                                                                      Securi
                                                                      ties;
                                                                      Wells
                                                                      Fargo
                                                                      Securi
                                                                      ties